                                                                     EXHIBIT 3.2

                              AMENDED AND RESTATED

                                  B Y - L A W S

                                       OF

                              UNITED CAPITAL CORP.

                            (a Delaware corporation)

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                                    ARTICLE I

                            MEETINGS OF STOCKHOLDERS

            Section 1. ANNUAL MEETING. The annual meeting of the stockholders of
United Capital Corp.  (hereinafter to be called the "Corporation") shall be held on the  second  Tuesday  in June of each year if not a legal  holiday,  and if a legal  holiday,  then on the next  succeeding  day not a legal  holiday.  At the annual  meeting,  the  stockholders  shall elect by a plurality  vote a board of directors  (hereinafter  referred to as the  "Board"),  and transact  such other business as may properly be brought  before the meeting.  If the annual  meeting shall not be held on the day hereinabove provided for, the Board shall cause the meeting to be held as soon thereafter as convenient.

            Section 2. SPECIAL  MEETINGS.  Special meetings of the stockholders, unless  otherwise  prescribed  by  statute,  may be called  for any  purpose  or purposes at any time by the Board or the Chairman of the Board or the President,
or at the request in writing of stockholders  owning not less than a majority of the entire capital stock of the Corporation  issued and outstanding and entitled to vote.

            Section 3. NOTICE OF MEETINGS. Notice of the place, date and time of the holding of each annual and special meeting of the  stockholders  and, in the case of a special  meeting,  the  purpose or  purposes  thereof,  shall be given personally  or by mail  in a  postage  pre-paid  envelope  to  each  stockholder entitled  to vote at such  meeting,  not less than ten nor more than  sixty days before the date of such  meeting,  and, if mailed,  it shall be directed to such stockholder  at his  address as it appears  on the  records of the  Corporation, unless he shall have  filed  with the  Secretary  of the  Corporation  a written request  that notices to him be mailed to some other  address,  in which case it shall be  directed  to him at such  other  address.  Notice  of any  meeting  of stockholders  shall not be  required  to be given to any  stockholder  who shall attend  such  meeting in person or by proxy and shall not, at the  beginning  of such meeting,  object to the transaction of any business  because the meeting is not  lawfully  called or  convened,  or who  shall,  either  before or after the meeting,  submit a signed  waiver of notice,  in person or by proxy.  Unless the

Board  shall  fix after  the  adjournment  a new  record  date for an  adjourned meeting,  notice  of such  adjourned  meeting  need not be given if the time and place to which the meeting shall be adjourned  were  announced at the meeting at which the  adjournment is taken.  At the adjourned  meeting the  Corporation may transact any business which might have been transacted at the original  meeting.
If the  adjournment is for more than thirty days, or if after the  adjournment a new record date is fixed for the  adjourned  meeting,  a notice of the adjourned meeting  shall be given to each  stockholder  of record  entitled to vote at the meeting.

            Section 4. PLACE OF MEETINGS.  Meetings of the  stockholders  may be held at such place, within or without the State of Delaware, as the Board or the officer  calling the same shall specify in the notice of such  meeting,  or in a duly executed waiver of notice thereof.

            Section 5. QUORUM.  At all meetings of the  stockholders the holders of a majority of the shares of stock of the  Corporation  issued and outstanding and  entitled  to vote shall be present  in person or by proxy to  constitute  a quorum  for the  transaction  of any  business,  except  when  stockholders  are required  to vote  by  class,  in  which  event a  majority  of the  issued  and outstanding  shares of the  appropriate  class  shall be present in person or by proxy, or except as otherwise  provided by statute.  In the absence of a quorum, the holders of a majority  of the shares of stock  present in person or by proxy and entitled to vote, or if no stockholder entitled to vote is present, then any officer of the  Corporation  may adjourn the meeting  from time to time.  At any such  adjourned  meeting at which a quorum may be present  any  business  may be transacted which might have been transacted at the meeting as originally called.

            Section 6.  ORGANIZATION.  At each meeting of the  stockholders  the
Chairman of the Board, or in his absence or inability to act, the President,  or in the  absence  or  inability  to act of the  Chairman  of the  Board  and  the
President,  a  Vice-President,  or in the absence of all of the  foregoing,  any person chosen by a majority of those stockholders present, shall act as chairman of the  meeting.  The  Secretary,  or, in his absence or  inability  to act, the
Assistant  Secretary  or any person  appointed  by the  chairman of the meeting, shall act as secretary of the meeting and keep the minutes thereof.

            Section 7. ORDER OF BUSINESS.  The order of business at all meetings of the stockholders shall be as determined by the chairman of the meeting.

            Section 8. VOTING. Except as otherwise provided by statute or by the
Certificate  of  Incorporation,  each holder of record of shares of stock of the
Corporation  having  voting  power  shall be  entitled  at each  meeting  of the stockholders  to one vote for every share of such stock  standing in his name on the record of stockholders of the Corporation (a) on the date fixed by the Board as the  record  date for the  determination  of the  stockholders  who  shall be entitled  to notice of and to vote at such  meeting;  or (b) if such record date shall  not have been so fixed,  then at the  close of  business  on the day next preceding the date on which notice  thereof shall be given;  or (c) if notice is waived,  at the close of business on the day next preceding the day on which the
meeting  is  held.  Each  stockholder   entitled  to  vote  at  any  meeting  of
stockholders  may authorize  another person or persons to act for him by a proxy signed by such  stockholder  or his  attorney-in-fact.  Any such proxy  shall be delivered to the secretary of such meeting at or prior to the time designated in the order of business for so delivering  such  proxies.  No proxy shall be valid after the  expiration  of three years from the date  thereof,  unless  otherwise provided in the proxy.  Every proxy shall be  revocable  at the  pleasure of the stockholder  executing it, except in those cases where an  irrevocable  proxy is permitted by law. Except as otherwise provided by statute, these By-Laws, or the
Certificate of  Incorporation,  any corporate  action to be taken by vote of the stockholders  shall be  authorized  by a majority  of the total  votes,  or when stockholders  are  required  to vote by class by a majority  of the votes of the appropriate  class,  cast at a meeting of  stockholders by the holders of shares present in person or  represented  by proxy and entitled to vote on such action.
Unless  required by statute,  or determined by the chairman of the meeting to be advisable,  the vote on any question need not be by written ballot. On a vote by written ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

            Section 9. LIST OF  STOCKHOLDERS.  The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders,  a complete list of the stockholders  entitled to vote at the meeting,  arranged in alphabetical order, and showing the address of each  stockholder  and the  number  of  shares  registered  in the  name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days  prior to the  meeting,  either at a place  within the city where the meeting is to be held, which place shall be specified in the notice of the meeting,  or, if not so  specified,  at the place where the meeting is to be held.  The list  shall  also be  produced  and kept at the time and place of the meeting during the whole time thereof,  and may be inspected by any  stockholder who is present.

            Section 10. INSPECTORS.  The Board may, in advance of any meeting of stockholders,  appoint  one or more  inspectors  to act at such  meeting  or any adjournment  thereof.  If the inspectors  shall not be so appointed or if any of them shall fail to appear or act, the  chairman of the  meeting,  may and on the request of any stockholder  entitled to vote thereat shall,  appoint inspectors.
Each inspector, before entering upon the discharge of his duties, shall take and sign an oath  faithfully to execute the duties of inspector at such meeting with strict  impartiality  and according to the best of his ability.  The  inspectors shall  determine the number of shares  outstanding and the voting power of each, the number of shares represented at the meeting,  the existence of a quorum, the validity and effect of proxies,  and shall receive  votes,  ballots or consents, hear and determine all challenges and questions  arising in connection  with the right to vote, count and tabulate all votes, ballots or consents,  determine the result,  and do such acts as are proper to conduct  the  election  or votes with fairness to all  stockholders.  On request of the chairman of the meeting or any stockholder  entitled to vote  thereat,  the  inspectors  shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as inspector of an election of directors.  Inspectors need not be stockholders.

            Section 11. CONSENT OF STOCKHOLDERS IN LIEU OF MEETING. Whenever the
vote of  stockholders  at a meeting thereof is required or permitted to be taken for or in  connection  with  any  corporate  action,  the  meeting  and  vote of stockholders can be dispensed with (a) if all of the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate  action being taken;  or (b) unless the Certificate of
Incorporation provides otherwise, with the written consent of the holders of not less than the minimum  percentage  of the total vote required by statute for the proposed  corporate action, and provided that prompt notice must be given to all stockholders  who  have  not so  consented  in  writing  of the  taking  of such corporate action without a meeting and by less than unanimous written consent.

                                   ARTICLE II

                               BOARD OF DIRECTORS

            Section  1.  GENERAL  POWERS.   The  business  and  affairs  of  the
Corporation  shall be  managed  by the Board.  The Board may  exercise  all such authority and powers of the  Corporation  and do all such lawful acts and things as are not by statute or the Certificate of  Incorporation  directed or required to be exercised or done by the stockholders.

            Section 2. NUMBER, QUALIFICATIONS,  ELECTION AND TERM OF OFFICE. The
Board of Directors of the Corporation shall consist of seven (7) directors.  The number of directors of the  Corporation  may be changed by majority  vote of the entire Board or by amendment of these By-Laws,  but shall not be less than three nor more than fifteen.  All the directors  shall be of full age.  Directors need not be stockholders.  Except as otherwise provided by statute or the Certificate of Incorporation or these By-Laws,  the directors shall be elected at the annual meeting of the  stockholders.  Each  director  shall hold office  until the next annual meeting of the  stockholders and until his successor shall have been duly elected and qualified,  or until his death, or until he shall have resigned,  or have been removed,  as hereinafter  provided in these  By-Laws,  or as otherwise provided by statute or the Certificate of Incorporation.

            Section 3. PLACE OF  MEETINGS.  Meetings of the Board may be held at such place, within or without the State of Delaware,  as the Board may from time to time  determine or as shall be specified in the notice or waiver of notice of such meeting.

            Section 4. ANNUAL  MEETING.  The Board shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of the  stockholders,  on the same day and at the same place where such  annual  meeting  shall be held.  Notice of such  meeting  need not be given.  Such meeting may be held at any other time or place  (within or without the State of  Delaware)  which shall be specified in a notice thereof given as hereinafter provided in Section 7 of this Article II.

            Section 5. REGULAR MEETINGS.  Regular meetings of the Board shall be held at such time and place as the Board  from time to time  determines.  If any day fixed for a regular  meeting shall be a legal holiday at the place where the meeting is to be held,  then the meeting  which would  otherwise be held on that day shall be held at the same hour on the next  succeeding  business day. Notice of regular meetings of the Board need not be given except as otherwise  required by statute or these By-Laws.

            Section 6. SPECIAL  MEETINGS.  Special  meetings of the Board may be called by two or more  directors  of the  Corporation  or by the Chairman of the
Board or the President.

            Section 7. NOTICE OF MEETINGS. Notice of each special meeting of the
Board (and of each regular  meeting for which notice shall be required) shall be given by the  Secretary  as  hereinafter  provided  in this  Section 7, in which notice  shall be  stated  the time and place  (within  or  without  the State of
Delaware) of the meeting. Notice of each such meeting shall be delivered to each director,  either personally or by telephone,  telegraph,  cable or wireless, at least  twenty-four  hours before the time at which such meeting is to be held or by first-class  mail,  postage  prepaid,  addressed to him at his residence,  or usual  place of  business,  at least  three  days  before  the day on which such meeting  is to be  held.  Notice  of any such  meeting  need not be given to any director who shall,  either before or after the meeting,  submit a signed waiver of notice or who shall attend such meeting  without  protesting,  prior to or at its  commencement,  the lack of notice to him. Except as otherwise  specifically required  by these  By-Laws,  a notice or waiver  of  notice of any  regular  or special meeting need not state the purposes of such meeting.

            Section 8. QUORUM AND MANNER OF ACTING.  A majority of the directors shall be  present  in  person or by means of  conference  telephone  or  similar communications  equipment  by means of which all  persons  participating  in the meeting can hear each other,  at any meeting of the Board in order to constitute a quorum  for the  transaction  of  business  at such  meeting,  and,  except as otherwise expressly required by statute or the Certificate of Incorporation, the act of a majority of the  directors  present at any meeting at which a quorum is present shall be the act of the Board. In the absence of a quorum at any meeting of the Board, a majority of the directors present thereat,  or if no director be present,  the Secretary,  may adjourn such meeting to another time and place, or such meeting, unless it be the annual meeting of the Board, need not be held. At any  adjourned  meeting  at which a  quorum  is  present,  any  business  may be transacted which might have been transacted at the meeting as originally called.
Except as provided in Article III of these By-Laws, the directors shall act only as a Board and the individual directors shall have no power as such.

            Section 9. ORGANIZATION.  At each meeting of the Board, the Chairman of the Board (or, in his absence or inability to act, the President,  or, in his absence or  inability  to act,  another  director  chosen by a  majority  of the directors present) shall act as Chairman of the meeting and preside thereat. The
Secretary  (or, in his absence or inability to act, any person  appointed by the chairman) shall act as secretary of the meeting and keep the minutes thereof.

            Section 10. RESIGNATIONS. Any director of the Corporation may resign at any time by giving written notice of his resignation to the Board or Chairman of the Board shall take effect at the time  specified  therein,  or, if the time when it shall become effective shall not be specified therein,  immediately upon its receipt;  and, unless otherwise  specified  therein,  the acceptance of such resignation shall not be necessary to make it effective.

            Section 11.  VACANCIES.  Vacancies and newly  created  directorships resulting from any increase in the authorized  number of directors may be filled by a majority of the directors then in office,  though less than a quorum, or by a sole remaining  director,  and the directors so chosen shall hold office until the next annual  election and until their  successors are duly elected and shall qualify,  unless sooner displaced.  If there are no directors in office, then an election of directors may be held in the manner provided by statute.  If, at the time of filling any vacancy or any newly  created  directorship,  the  directors then in office  shall  constitute  less than a majority  of the whole  board (as constituted immediately prior to any such increase),  the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total  number of the shares at the time  outstanding  having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships,  or to replace the directors chosen by the directors then in office.  When one or more directors  shall resign from the
Board,  effective at a future date, a majority of the directors  then in office, including  those who have so resigned,  shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall  become  effective,  and each  director  so chosen  shall  hold  office as provided in this Section in the filling of other vacancies.

            Section 12.  REMOVAL OF DIRECTORS.  Except as otherwise  provided in the  Certificate  of  Incorporation  or in these  By-Laws,  any  director may be removed,  either with or without cause, at any time, by the affirmative  vote of the holders of record of a majority of the issued and outstanding stock entitled to vote for the  election of  directors  of the  Corporation  given at a special meeting of the stockholders called and held for that purpose; and the vacancy in the Board  caused by such  removal  may be filled by such  stockholders  at such meeting,  or, if the stockholders  shall fail to fill such vacancy,  as in these
By-Laws provided.

            Section 13. COMPENSATION.  The Board shall have authority to fix the compensation,  including fees and  reimbursement  of expenses,  of directors for services to the  Corporation  in any capacity,  provided,  no such payment shall preclude any director  from serving the  Corporation  in any other  capacity and receiving compensation therefor.

            Section 14. ACTION WITHOUT MEETING. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee,  as the case may be, consent  thereto in  writing,  and the  writing or  writings  are filed with the minutes of proceedings of the Board or committee.

            Section 15.  TELEPHONIC  PARTICIPATION.  One or more  members of the
Board may participate in a meeting by means of a conference telephone or similar communications  equipment  allowing all persons  participating in the meeting to hear each other at the same time.  Participation  by such means shall constitute presence in person at the meeting.

                                   ARTICLE III

                         EXECUTIVE AND OTHER COMMITTEES

            Section  1.  EXECUTIVE  AND  OTHER  COMMITTEES.  The Board  may,  by
resolution  passed by a majority of the whole Board,  may  designate one or more committees,  each  committee  to consist of two or more of the  directors of the
Corporation.  The Board may designate one or more directors as alternate members of any  committee,  who may  replace  any absent or  disqualified  member at any meeting of the  committee.  Any such  committee,  to the extent  provided in the resolution,  and except as  otherwise  provided by  statute,  shall have and may exercise the powers of the Board in the  management  of the business and affairs of the Corporation,  and may authorize the seal of the Corporation to be affixed to all papers which may require it;  provided,  however,  that in the absence or disqualification  of any member of such committee or  committees,  the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or  disqualified member.  Each committee  shall keep written minutes of its proceedings and shall report such minutes to the Board when required.  All such  proceedings  shall be subject to revision or alteration by the Board;  provided,  however,  that third parties shall not be prejudiced by such revision or alteration.

            Section 2.  GENERAL.  A majority of any  committee may determine its action  and fix the time and  place of its  meetings,  unless  the  Board  shall otherwise provide.  Notice of such meetings shall be given to each member of the committee in the manner  provided for in Article II,  Section 7. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such  committee.  Nothing  herein shall be deemed to prevent the
Board from appointing one or more  committees  consisting in whole or in part of persons who are not directors of the  Corporation;  provided,  however,  that no such committee shall have or may exercise any authority of the Board.

                                   ARTICLE IV

                                    OFFICERS

            Section  1.  NUMBER  AND   QUALIFICATIONS.   The   officers  of  the
Corporation shall include the Chairman of the Board, the President,  one or more
Vice-Presidents   (one  of  whom  may  be  designated  an  executive  or  senior
Vice-President), the Treasurer and the Secretary. Any two or more offices may be held by the same person. Such officers shall be elected from time to time by the
Board,  each to hold office  until the meeting of the Board  following  the next annual meeting of the stockholders,  or until his successor shall have been duly elected  and shall have  qualified,  or until his death,  or until he shall have resigned,  or have been removed, as hereinafter  provided in these By-Laws.  The
Board may from time to time elect, or the Chairman of the Board or the President
may   appoint,   such  other   officers   (including   one  or  more   Assistant
Vice-Presidents,  Assistant  Secretaries,  and Assistant  Treasurers),  and such agents,  as may be necessary or desirable  for the business of the  Corporation.
Such  other  officers  and agents  shall  have such  duties and shall hold their offices for such terms as may be  prescribed  by the Board or by the  appointing authority.

            Section 2.  RESIGNATIONS.  Any officer of the Corporation may resign at any time by  giving  written  notice of his  resignation  to the  Board,  the
Chairman of the Board,  the  President or the  Secretary.  Any such  resignation shall take  effect at the time  specified  therein or, if the time when it shall become effective shall not be specified  therein,  immediately upon its receipt;
and, unless  otherwise  specified  therein,  the acceptance of such  resignation shall not be necessary to make it effective.

            Section 3. REMOVAL.  Any officer or agent of the  Corporation may be removed,  either with or without  cause at any time, by the vote of the majority of the entire  Board at any  meeting  of the Board or,  except in the case of an officer or agent elected or appointed by the Board, by the Chairman of the Board or the  President.  Such removal shall be without  prejudice to the  contractual rights, if any, of the person so removed.

            Section 4. VACANCIES.  A vacancy in any office, whether arising from death, resignation,  removal or any other cause, may be filled for the unexpired portion  of the  term  of the  office  which  shall  be  vacant,  in the  manner prescribed  in these  By-Laws for the regular  election or  appointment  to such office.

            Section 5. THE  CHAIRMAN  OF THE BOARD.  The  Chairman  of the Board
shall have the general and active supervision of the business of the Corporation and general and active supervision and direction over the other officers, agents and employees and shall see that their duties are properly performed.  He shall, if present,  preside at each  meeting of the  stockholders  and of the Board and shall be an ex officio member of all  committees of the Board.  He shall perform all duties  incident  to the office of the  Chairman of the Board and such other duties as may from time to time be assigned to him by the Board.

            Section 6. THE PRESIDENT. The President shall be the chief executive officer of the  Corporation  and shall have general and active  supervision  and direction over the business and affairs of the  Corporation and over its several officers,  subject,  however to the control of the Board.  At the request of the
Chairman of the Board,  or in the case of his absence or  inability  to act, the
President  shall  perform  the duties of the  Chairman  of the Board and when so acting  shall have all the  powers  of,  and be subject to all the  restrictions upon,  the Chairman of the Board.  He shall  perform all duties  incident to the office of  President  and such other duties as from time to time may be assigned to him by the Board or these By-Laws.

            Section 7. VICE-PRESIDENTS. The Executive Vice-President, the Senior
Vice-President  and each  Vice-President  shall have such powers and perform all such  duties  as from  time to time may be  assigned  to him by the  Board,  the
Chairman of the Board, or the President.

            Section 8. THE TREASURER. The Treasurer shall:

                   (a)    have charge and custody  of, and be  responsible  for,
                          all the funds and securities of the Corporation;

                   (b)    keep  full  and  accurate  accounts  of  receipts  and
                          disbursements  in books  belonging to the  Corporation
                          and  have  control  of all  books  of  account  of the
                          Corporation;

                   (c)    cause all moneys and other  valuables  to be deposited
                          to the credit of the Corporation in such  depositaries
                          as may be designated by the Board;

                   (d)    receive, and give receipts for, moneys due and payable
                          to the Corporation from any source whatsoever;

                   (e)    disburse the funds of the  Corporation  and  supervise
                          the  investment  of its funds as ordered or authorized
                          by the Board, taking proper vouchers therefor;

                   (f)    render to the Chairman of the Board, the President and
                          the Board,  whenever the Board may require, an account
                          of the financial condition of the Corporation; and

                   (g)    in  general,  perform  all the duties  incident to the
                          office of Treasurer and such other duties as from time
                          to  time  may be  assigned  to him by the  Board,  the
                          Chairman of the Board, or the President.

            Section 9. THE SECRETARY. The Secretary shall:

                   (a)    keep or cause to be kept in one or more books provided
                          for the  purpose,  the minutes of all  meetings of the
                          Board,   the   committees   of  the   Board   and  the
                          stockholders;

                   (b)    see that all notices are duly given in accordance with
                          the  provisions  of these  By-Laws  and as required by
                          law;

                   (c)    be  custodian  of the  records  and  the  seal  of the
                          Corporation and affix and attest the seal to all stock
                          certificates  of the  Corporation  (unless the seal of
                          the   Corporation  on  such   certificates   shall  be
                          facsimile,  as  hereinafter  provided)  and  affix and
                          attest the seal to all other  documents to be executed
                          on behalf of the Corporation under its seal;

                   (d)    see that the books, reports, statements,  certificates
                          and other documents and records  required by law to be
                          kept and filed are properly kept and filed; and

                   (e)    in  general,  perform  all the duties  incident to the
                          office of Secretary  such other duties as from time to
                          time may be assigned to him by the Board, the Chairman
                          of the Board, or the President.

            Section 10.  OFFICERS' BONDS OR OTHER  SECURITY.  If required by the
Board,  any officer of the  Corporation  shall give a bond or other security for the faithful  performance of his duties,  in such amount and with such surety or sureties as the Board may require.

            Section 11.  COMPENSATION.  The  compensation of the officers of the
Corporation for their services as such officers shall be fixed from time to time by the Board; provided,  however, that the Board may delegate to the Chairman of the Board or the  President  the power to fix the  compensation  of officers and agents appointed by the Chairman of the Board or the President,  as the case may
be.  An  officer  of the  Corporation  shall  not be  prevented  from  receiving compensation  by  reason  of  the  fact  that  he is  also  a  director  of  the
Corporation,  but any such  officer who shall also be a director  shall not have any vote in the determination of the amount of compensation paid to him.

                                    ARTICLE V

                                 INDEMNIFICATION

            Section 1. AGREEMENT TO INDEMNIFY.  The Corporation  shall indemnify any person (including his heirs,  executors and  administrators) who was or is a party  or is  threatened  to be  made a  party  to any  threatened,  pending  or completed action, suit or proceeding, whether civil, criminal, administrative or investigative  (other than an action by or in the right of the  Corporation)  by reason of the fact that he is or was a director,  officer,  employee or agent of the  Corporation,  or is or was serving at the request of the  Corporation  as a director, officer, employee or agent of another corporation,  partnership, joint venture,  trust or other  enterprise,  against  expenses  (including  attorneys'
fees),  judgments,  fines and amounts paid in settlement actually and reasonably incurred by him in connection  with such action,  suit or proceeding if he acted in good faith and in a manner he reasonably  believed to be in or not opposed to the best interests of the Corporation,  and, with respect to any criminal action or proceeding,  had no reasonable cause to believe his conduct was unlawful. The termination of any action,  suit or proceeding by judgment,  order,  settlement, conviction,  or upon a plea of nolo contendere or its equivalent,  shall not, of itself,  create a presumption that the person did not act in good faith and in a manner  which  he  reasonably  believed  to be in or not  opposed  to  the  best interests  of the  Corporation,  and,  with  respect to any  criminal  action or proceeding, had reasonable cause to believe that his conduct was unlawful.

            Section 2. AGREEMENT IN DERIVATIVE  ACTION.  The  Corporation  shall indemnify  any person who was or is a party or is  threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the
Corporation  to procure a judgment in its favor by reason of the fact that he is or was a director,  officer, employee or agent of the Corporation,  or is or was serving at the request of the  Corporation as a director,  officer,  employee or agent  of  another  corporation,  partnership,  joint  venture,  trust  or other enterprise against expenses (including  attorneys' fees) actually and reasonably incurred by him in  connection  with the defense or settlement of such action or suit if he acted in good faith and in a manner he  reasonably  believed to be in or not  opposed  to the  best  interests  of the  Corporation,  except  that  no indemnification  shall be made in respect  of any  claim,  issue or matter as to which such  person  shall have been  adjudged  to be liable  for  negligence  or misconduct in the performance of his duty to the Corporation  unless and only to

                                       10

the extent  that the Court of Chancery or the court in which such action or suit was brought shall determine upon application  that,  despite the adjudication of liability  but in view of all the  circumstances  of the  case,  such  person is fairly and reasonably entitled to indemnity for such expenses which the Court of
Chancery or such other court shall deem proper.

            Section  3.  SUCCESSFUL  DEFENSE.  To the  extent  that a  director, officer,  employee or agent of the Corporation has been successful on the merits or  otherwise  in defense  of any  action,  suit or  proceeding  referred  to in
Sections 1 and 2 of this  Article V, or in defense of any claim  issue or matter therein, he shall be indemnified  against expenses  (including  attorneys' fees)
actually and reasonably incurred by him in connection therewith.

            Section 4. DETERMINATION. Any indemnification under Sections 1 and 2 of this Article V (unless  ordered by a court) shall be made by the  Corporation
only  as   authorized   in  the  specific   case  upon  a   determination   that
indemnification  of the  director,  officer,  employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in
Section 1 and 2 of this Article V. Such  determination  shall be made (a) by the
Board  by a  majority  vote of a quorum  consisting  of  directors  who were not parties  to such  action,  suit or  proceeding,  or (b) if such a quorum  is not obtainable,  or, even if  obtainable if a quorum of  disinterested  directors so directs,  by  independent  legal  counsel  in a written  opinion,  or (c) by the stockholders.

            Section 5.  ADVANCES.  Expenses  incurred  in  defending  a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final  disposition  of such action,  suit or proceeding as authorized by the
Board upon receipt of an undertaking  by or on behalf of the director,  officer, employee or agent to repay such amount unless it shall  ultimately be determined that he is entitled to be indemnified  by the  Corporation as authorized in this section.

            Section 6.  NON-EXCLUSIVITY.  The  indemnification  provided by this
Article V shall  not be deemed  exclusive  of any  other  rights to which  those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested  directors or otherwise both as to action in his official capacity and as to action  in  another  capacity  while  holding  such  office  and shall continue  as to a person who has ceased to be a director,  officer,  employee or agent and shall inure to the benefit of the heirs,  executors and administrators of such a person.

            Section  7.  INSURANCE.  The  Corporation  shall  have the  power to purchase  and  maintain  insurance  on  behalf  of  any  person  who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the  request of the  Corporation  as a director,  officer,  employee or agent of another  corporation,  partnership,  joint  venture,  trust or other  enterprise against  any  liability  asserted  against  him and  incurred by him in any such capacity,  or arising out of his status as such,  whether or not the Corporation would  have the  power  to  indemnify  him  against  such  liability  under  the provisions of this Article V.

                                       11

            Section 8.  REFERENCE.  For purposes of this Article V references to
the   "Corporation"   include  all  constituent   corporations   absorbed  in  a
consolidation  or merger as well as the  resulting or surviving  corporation  so that any person who is or was a director,  officer,  employee or agent of such a constituent  corporation or is or was serving at the request of such constituent corporation as a director,  officer,  employee or agent of another  corporation, partnership,  joint venture,  trust or other  enterprise shall stand in the same position under the provisions of this Article V with respect to the resulting or surviving  corporation  as he would if he had served the  resulting or surviving corporation in the same capacity.

                                   ARTICLE VI

                 CONTRACTS, CHECKS, DRAFTS, BANK ACCCOUNTS, ETC.

            Section 1. EXECUTION OF CONTRACTS.  Except as otherwise  required by statute,  the Certificate of  Incorporation  or these By-Laws,  any contracts or other instruments may be executed and delivered in the name and on behalf of the
Corporation by such officer or officers (including any assistant officer) of the
Corporation  as the Board may from time to time direct.  Such  authority  may be general or confined to specific  instances  as the Board may  determine.  Unless authorized by the Board or expressly  permitted by these By-Laws,  an officer or agent or employee shall not have any power or authority to bind the  Corporation by  any  contract  or  engagement  or to  pledge  its  credit  or to  render  it pecuniarily liable for any purpose or to any amount.

            Section 2. LOANS. Unless the Board shall otherwise determine, either
(a) the Chairman of the Board singly, or (b) any  Vice-President,  the Treasurer or the Secretary together with the President,  may effect loans and, advances at any time for the Corporation from any bank, trust company or other  institution, or from any firm, corporation or individual, and for such loans and advances may make,  execute and deliver  promissory  notes,  bonds or other  certificates  or evidences of indebtedness of the  Corporation,  but no officer or officers shall mortgage,  pledge,  hypothecate  or transfer any securities or other property of the Corporation, except when authorized by the Board.

            Section  3.  CHECKS,  DRAFTS,  ETC.  All  checks,  drafts,  bills of exchange  or other  orders  for the  payment  of money  out of the  funds of the
Corporation,   and  all  notes  or  other   evidences  of  indebtedness  of  the
Corporation,  shall be signed in the name and on  behalf of the  Corporation  by such persons and in such manner as shall from time to time be  authorized by the
Board.

            Section 4.  DEPOSITS.  All funds of the  Corporation  not  otherwise employed shall be deposited  from time to time to the credit of the  Corporation in such banks,  trust companies or other depositaries as the Board may from time to time  designate  or as may be  designated  by any  officer or officers of the
Corporation to whom such power of designation may from time to time be delegated by the Board.  For the purpose of deposit and for the purpose of collection  for the account of the Corporation,  checks, drafts and other orders for the payment of money  which are  payable to the order of the  Corporation  may be  endorsed, assigned and  delivered by any officer or agent of the  Corporation,  or in such other manner as the Board may determine by resolution.

                                       12

            Section 5.  GENERAL AND SPECIAL  BANK  ACCOUNTS.  The Board may from time to time  authorize  the opening  and  keeping of general  and special  bank accounts with such banks, trust companies or other depositaries as the Board may designate or as may be designated by any officer or officers of the  Corporation to whom such  power of  designation  may from time to time be  delegated  by the
Board.  The Board may make such special  rules and  regulations  with respect to such bank accounts, not inconsistent with the provisions of these By-Laws, as it may deem expedient.

            Section 6. PROXIES IN RESPECT OF SECURITIES  OF OTHER  CORPORATIONS.
Unless otherwise provided by resolution  adopted by the Board of Directors,  the
Chairman of the Board, the President,  or a Vice-President may from time to time appoint an attorney or attorneys or agent or agents of the  Corporation,  in the name and on behalf of the  Corporation,  to cast the votes which the Corporation may be entitled to cast as the holder of stock or other  securities in any other corporation  any  of  whose  stock  or  other  securities  may  be  held  by the
Corporation, at meetings of the holders of the stock or other securities of such other corporation,  or to consent in writing,  in the name of the Corporation as such  holder,  to any action by such other  corporation,  and may  instruct  the person or persons so  appointed as to the manner of casting such votes or giving such consent,  and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise,  all such written proxies or other instruments as he may deem necessary or proper in the premises.

                                   ARTICLE VII

                                  SHARES, ETC.

            Section  1.  STOCK  CERTIFICATES.   Each  holder  of  stock  of  the
Corporation  shall be entitled to have a  certificate,  in such form as shall be approved  by the  Board,  certifying  the  number  of  shares  of  stock  of the
Corporation owned by him. The certificates representing shares of stock shall be signed  in the  name of the  Corporation  by the  Chairman  of the  Board or the
President or a Vice-President and by the Secretary or an Assistant  Secretary or
the  Treasurer  or an  Assistant  Treasurer  and  sealed  with  the  seal of the
Corporation  (which seal may be a  facsimile,  engraved or  printed);  provided, however,  that where any such  certificate is  countersigned by a transfer agent other  than the  Corporation  or one of its  employees,  or is  registered  by a registrar other than the  Corporation or one of its employees,  the signature of the  officers  of the  Corporation  upon  such  certificates  may be  facsimile, engraved  or  printed.  In case any  officer  who  shall  have  signed  or whose facsimile  signature has been placed upon such certificates shall have ceased to be such officer before such certificates shall be issued,  they may nevertheless be issued by the Corporation  with the same effect as if such officer were still in office at the date of their issue.

            Section 2. BOOKS OF ACCOUNT  AND RECORD OF  STOCKHOLDERS.  The books and records of the  Corporation may be kept at such places within or without the
State of Delaware,  as the Board of Directors  may from time to time  determine.
The stock  record books and the blank stock  certificate  books shall be kept by the  Secretary  or by any  other  officer  or agent  designated  by the Board of
Directors.

                                       13

            Section 3.  TRANSFER  OF SHARES.  Transfer of shares of stock of the
Corporation  shall be made on the stock  records  of the  Corporation  only upon authorization  by the registered  holder thereof,  or by his attorney  thereunto authorized  by power of attorney  duly  executed and filed with the Secretary or with a transfer agent or transfer clerk,  and on surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer  power and the payment of all taxes thereon.  Except as otherwise provided by law, the  Corporation  shall be entitled to recognize  the exclusive right of a person  in whose  name any  share or  shares  stand on the  record of stockholders  as the owner of such share or shares for all  purposes,  including without  limitation,  the rights to receive dividends or other distributions and to vote as such owner,  and the  Corporation  may hold any such  stockholder  of record liable for calls and assessments  and the Corporation  shall not be bound to  recognize  any  equitable or legal claim to or interest in any such share or shares on the part of any other  person  whether or not it shall have express or other  notice  thereof.  Whenever  any  transfers  of  shares  shall be made for collateral  security and not absolutely,  and both the transferor and transferee request the  Corporation to do so, such fact shall be stated in the entry of the transfer.

            Section 4. REGULATIONS. The Board may make such additional rules and regulations,  not  inconsistent  with these  By-Laws,  as it may deem  expedient concerning the issue,  transfer and  registration of certificates  for shares of stock of the Corporation.  It may appoint,  or authorize any officer or officers to appoint,  one or more transfer  agents or one or more transfer clerks and one or more registrars and may require all  certificates for shares of stock to bear the signature or signatures of any of them.

            Section 5. LOST, DESTROYED OR MUTILATED CERTIFICATES.  The holder of
any  certificate   representing   shares  of  stock  of  the  Corporation  shall
immediately  notify the  Corporation  of any loss,  destruction or mutilation of such  certificate,  and the  Corporation may issue a new certificate of stock in the place of any  certificate  theretofore  issued by it which the owner thereof shall  allege to have been lost,  stolen,  or destroyed or which shall have been mutilated, and the Board may, in its discretion, require such owner or his legal representatives  to give to the  Corporation  a bond in  such  sum,  limited  or unlimited, and in such form and with such surety or sureties as the Board in its absolute  discretion shall determine,  to indemnify the Corporation  against any claim that may be made  against it on account of the  alleged  loss,  theft,  or destruction  of any such  certificate,  or the  issuance  of a new  certificate.
Anything  herein to the  contrary  notwithstanding  the Board,  in its  absolute discretion,  may refuse to issue any such new  certificate,  except  pursuant to legal proceedings under the laws of the State of Delaware.

            Section 6.  STOCKHOLDER'S  RIGHT OF INSPECTION.  Any person who is a stockholder  of record of the  Corporation  shall,  in person or by  attorney or other agent, upon written demand under oath setting the purpose thereof have the right during the usual hours for business to inspect for any proper  purpose the
Corporation's stock ledger, a list of its stockholders,  and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder.  In every instance  where an  attorney  or other  agent  shall be the person who seeks the right to  inspection,  the demand under oath shall be  accompanied by a power of attorney or such other writing which  authorizes  the attorney or other agent to

                                       14

so act on behalf of the stockholder.  The demand under oath shall be directed to the  Corporation  at its  registered  office in the State of  Delaware or at its principal place of business.

            Section 7. FIXING OF RECORD DATE. In order that the  Corporation may determine  the  stockholders  entitled to notice of or to vote at any meeting of stockholders  or any  adjournment  thereof,  or to express  consent to corporate action in  writing  without a meeting,  or  entitled  to receive  payment of any dividend  or other  distribution  or  allotment  of any  rights,  or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other  lawful  action,  the Board may fix, in advance,  a record  date,  which  shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record  date is  fixed,  (a) the  record  date for  determining  stockholders entitled  to notice of or to vote at a meeting of  stockholders  shall be at the close of business on the day next  preceding  the day on which  notice is given, or, if notice is waived,  at the close of business on the day next preceding the day on  which  the  meeting  is held;  or (b) the  record  date for  determining stockholders  entitled to express consent to corporate action in writing without a meeting,  when no prior action by the Board is necessary,  shall be the day on which the  first  written  consent  is  expressed;  or (c) the  record  date for determining stockholders for any other purpose shall be at the close of business on the day on  which  the  Board  adopts  the  resolution  relating  thereto.  A determination  of  stockholders  of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

                                  ARTICLE VIII

                                     OFFICES

            Section  1.  REGISTERED   OFFICE.   The  registered  office  of  the
Corporation in the State of Delaware shall be at 2711  Centerville  Road,  Suite
400,  Wilmington,  Delaware  19808.  The name of the  resident  agent in  charge thereof shall be CSC Corporation Services Company.

            Section 2. OTHER OFFICES. The Corporation may also have an office or offices other than said principal office at such place or places,  either within or without the State of Delaware, as the Board shall from time to time determine or the business of the Corporation may require.

                                   ARTICLE IX

                                   FISCAL YEAR

            The fiscal year of the Corporation  shall be determined by the Board of Directors.

                                       15

                                    ARTICLE X

                                      SEAL

            The Board shall provide a corporate seal, which shall be in the form of two concentric circles and bear the name of the Corporation and the words and figures "Corporate Seal-Delaware" and the year of incorporation.

                                   ARTICLE XI

                                   AMENDMENTS

            These by-laws may be altered, amended or repealed or new by-laws may be adopted by the stockholders or by the Board of Directors,  when such power is conferred upon the Board of Directors by the Certificate of Incorporation at any
regular meeting of the  stockholders or of the Board of Directors or any special meeting  of the  stockholders  or of the  Board of  Directors  if notice of such alteration,  amendment,  repeal or adoption of new by-laws be  contained  on the notice of such special meeting.